UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 19, 2006
                                                 -----------------------------


                               ITA HOLDINGS, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-26287              23-2763854
-----------------------------     -----------------     -----------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
         of Incorporation)             File Number)         Identification No.)


           25 Forbes Boulevard, Suite 3, Foxboro, Massachusetts 02035
           ----------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code:  (508) 337-9200
                                                   ------------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

_ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

_ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

     On January 19, 2006, we entered into an engagement letter with Mesirow Financial Interim Management, LLC, a financial restructuring and advisory firm, under which Mesirow agrees to provide us with the services of Stephen B. Darr who will serve as our President and Treasurer. Under the terms of the engagement letter, we will pay Mesirow for the services rendered by Mr. Darr at an initial rate of $590 per hour, which shall be discounted by 30%. The engagement will continue until April 30, 2006 unless terminated by mutual agreement of the parties. Either party may also terminate the engagement on five days written notice to the other party. A copy of the engagement letter is attached as
Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Our board of directors appointed Stephen B. Darr as our new president and treasurer, effective as of January 19, 2006. Mr. Darr is a senior managing director in the Boston office of Mesirow Financial Interim Management, LLC, a financial restructuring and advisory firm. At Mesirow, Mr. Darr provides interim management services to business to organizations experiencing significant financial and operating difficulties, typically characterized by deteriorating relationships with creditors and suppliers. Mr. Darr has served in a variety of positions for Mesirow clients, including chairman, treasurer, chief financial officer, chief restructuring officer and liquidating agent. He has also served in fiduciary capacities as Chapter 11 and Chapter 7 trustee and as assignee for the benefit of creditors. His industry experience includes high-tech, hospitality and real estate, manufacturing, retail and distribution, trucking, software design and implementation. Mr. Darr is a Certified Public Accountant in Massachusetts and New Hampshire and has a Bachelor of Business Administration (in Accounting) from Boston College and a Master of Business Administration (in Accounting and Finance) from the University of Chicago. Mr. Darr was a partner in the corporate recovery practice of KPMG LLP from 1993 through mid-September 2004. He has been with Mesirow since the acquisition by Mesirow Financial
Holdings, Inc., the parent of Mesirow Financial Interim Management, of KPMG's U.S. corporate recovery practice in mid-September 2004.

     The terms of the engagement letter with Mesirow under which Mesirow will provides us with the services of Mr. Darr are described in Item 1.01 above and incorporated herein by reference.

     Effective January 19, 2006, Robert M. Russell Jr. resigned from his position as our chief executive officer. Mr. Russell will continue to serve as our chairman.

Item 8.01. Other Events

     On January 25, 2006, we issued a press release announcing the agreement by eLutions, Inc. to acquire our Wizcon Systems business. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements And Exhibits

     (c)  Exhibits

        Number          Title
        ------          -----
         10.1           Engagement Letter dated January 19, 2006, between ITA Holdings, Inc.  and Mesirow
                        Financial Interim Management, LLC

         99.1           Press Release dated January 25, 2006 announcing the agreement by eLutions, Inc.
                        to acquire the Wizcon Systems business from ITA Holdings, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ITA HOLDINGS, INC.


Dated: January 25, 2006                    By: /s/ Robert M. Russell Jr.
                                                ---------------------------
                                               Robert M. Russell, Jr., Chairman